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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20569

                               FORM 8-K/A No. 1


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 1996
                                                 -----------------

                            MERIDIAN BANCORP, INC.
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            (Exact name of registrant as specified in its charter)

        Pennsylvania                       0-12364                 23-2237529
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(State or other jurisdiction             (Commission            (IRS Employer
      of incorporation)                  File Number)           Ident. No.)

       35 North Sixth Street, Reading, Pennsylvania                  19601
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        (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (610) 655-2000
                                                   ---------------

                                      N/A
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        (Former name or former address, if changed since last report.)

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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (a) The Consolidated Balance Sheets as of December 31, 1995 and 1994, and the Consolidated Statements of Income, Consolidated Statements of Changes in Stockholders' Equity and Consolidated Statements of Cash Flow for the years ended December 31, 1995, 1994 and 1993 of United Counties Bancorporation ("UCB"), and the related Notes to Consolidated Financial Statements, are incorporated herein by reference to Exhibit
          99.1 hereof.

     (b)  Pro forma financial information.
          -------------------------------

          Pro forma financial information, including the pro forma financial statements of Meridian Bancorp, Inc. ("Meridian") and UCB required by
          Item 7(b) of Form 8-K, are incorporated herein by reference to Exhibit
          99.2 hereof.

     (c)  Exhibits.
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          2.1  Agreement and Plan of Merger, dated as of May 23, 1995, between
               Meridian and UCB (incorporated herein by reference to Exhibit 2.1 to Meridian's Current Report on Form 8-K dated May 23, 1995.)*

          99.1 The Consolidated Balance Sheets as of December 31, 1995 and 1994, and the Consolidated Statements of Income, Consolidated Statements of Changes in Stockholders' Equity and Consolidated Statements of Cash Flow for the years ended December 31, 1995, 1994 and 1993 of UCB, and the related Notes to Consolidated Financial Statements.

          99.2 Report of KPMG Peat Marwick LLP regarding audited financial statements of UCB.

          99.3 Pro forma financial information (unaudited), including pro forma financial statements of Meridian and UCB.

_____________________

*    previously filed.

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERIDIAN BANCORP, INC.

Dated:  April 8, 1996                   By /s/ David E. Sparks
                                           ----------------------------------
                                               David E. Sparks,
                                               Vice Chairman and Chief
                                               Financial Officer


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                                 EXHIBIT INDEX
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
Exhibit No.                             Description
- -----------                             -----------
     2.1       Agreement and Plan of Merger, dated as of May 23, 1995, between
               Meridian and UCB (incorporated herein by reference to Exhibit 2.1 to Meridian's Current Report on Form 8-K dated May 23, 1995.)

     99.1      The Consolidated Balance Sheets as of December 31, 1995 and
               1994, and the Consolidated Statements of Income, Consolidated
               Statements of Changes in Stockholders' Equity and Consolidated
               Statements of Cash Flow for the years ended December 31, 1995,
               1994 and 1993 of UCB, the related Notes to Consolidated
               Financial Statements.

     99.2 Report of KPMG Peat Marwick LLP regarding audited financial statements of UCB.

     99.3 Pro forma financial information (unaudited), including pro forma financial statements of Meridian and UCB.


_______________________

*    previously filed.

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